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                               SPECIMEN


FGC 2567                                                           SPECIMEN

                        FAMILY GOLF CENTERS, INC.

          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                              CUSIP 30701A 106


THIS CERTIFIES THAT                                          SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS


                               SPECIMEN


is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, OF $.01 PAR VALUE, OF

                  ------FAMILY GOLF CENTERS, INC.------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Krishman P. Olampi
                SECRETARY                                            PRESIDENT


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      THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF
      STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES
      AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO ITS TRANSFER AGENT AND REGISTRAR.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable or regulations:

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
   TEN COM -- as tenants in common                   UNIF GIFT MIN ACT -- __________ Custodian ___________
                                                                            (Cust)               (Minor)
   TEN ENT -- as tenants by the entireties
                                                                           under Uniform Gifts to Minors
   JT TEN  -- as joint tenants with right of
              survivorship and not as tenants                              Act_____________________
              in common                                                               (State)

                Additional abbreviations may also be used though not in the above list.

            For Value Received, __________________________________ hereby sell, assign and transfer unto

             PLEASE INSERT SOCIAL SECURITY OR OTHER
               IDENTIFICATION NUMBER OF ASSIGNEE
           --------------------------------------------
          |                                            |
          |                                            |         S P E C I M E N
           --------------------------------------------

          ___________________________________________________________________________________________
                    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

          ___________________________________________________________________________________________

          ___________________________________________________________________________________________

          ____________________________________________________________________________________ Shares
          of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

          _________________________________________________________________________________ Attorney
          to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

          Dated _______________________________________

                                 ____________________________________________________________________
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                 NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR
                                 WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

          SIGNATURE(S) GUARANTEED:

          By

          ________________________________________________________________
          THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS. STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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